UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2015

CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Certain Relationships and Potential Conflicts of Interest

On September 11, 2015, the Board of Directors of MSG Networks Inc. (formerly The Madison Square Garden Company, and referred to herein as “MSG Networks”) approved the distribution of all of the common stock of The Madison Square Garden Company (formerly MSG Spinco, Inc., and referred to herein as “MSG”) to its stockholders (the “Distribution,). The Distribution became effective at 11:59 p.m., New York City time, on September 30, 2015 (the “Distribution date”).

James L. Dolan, the Chief Executive Officer and a director of Cablevision Systems Corporation (the “Registrant”), also serves as the Executive Chairman and a director of MSG. Brian G. Sweeney, the Chief Financial Officer and a director of the Registrant, also serves as a director of MSG. Following the Distribution date, Mr. Dolan also will continue as the Executive Chairman and as a director of MSG Networks, and Mr. Sweeney will continue as a director of MSG Networks. As a result, not all of the Registrant’s executive officers will be devoting their full time and attention to the Registrant’s affairs. In addition, effective as of the Distribution date, six members of the Registrant’s Board of Directors also serve on MSG’s Board of Directors and six members of the Registrant’s Board of Directors also serve on MSG Networks’ Board of Directors.

The overlapping officers and directors may have actual or apparent conflicts of interest with respect to matters involving or affecting each company. For example, there will be the potential for a conflict of interest when the Registrant and MSG look at certain acquisitions and other corporate opportunities that may be suitable for both of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that may exist between MSG, on the one hand, and the Registrant, on the other hand. In addition, certain of the Registrant’s officers and directors will continue to own stock and options to purchase stock of MSG, as well as cash performance awards. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Registrant and MSG or its subsidiaries.

The Registrant’s Policy Concerning Certain Matters Relating to The Madison Square Garden Company and AMC Networks, Inc. Including Responsibilities of Overlapping Directors and Officers (the “Overlap Policy”), which was initially adopted by the Registrant’s Board of Directors in connection with the Distribution by the Registrant to its stockholders of all of the common stock of MSG Networks on February 9, 2010 and was subsequently amended in connection with the Distribution by the Registrant to its stockholders of all of the common stock of AMC Networks Inc. (“AMC”) on June 30, 2011, acknowledges that certain of the Registrant’s directors and officers may also be serving as directors, officers, employees or agents of MSG Networks or AMC Networks Inc. (“AMC”) and their respective subsidiaries (each of such directors and officers, an “Overlap Person”), and that the Registrant may engage in material business transactions with those entities, and provides that no director or officer of the Registrant who is also serving as a director, officer, employee or agent of MSG Networks or AMC and their respective subsidiaries will be liable to the Registrant or its stockholders or its subsidiaries by reason of the fact that any such individual directs a corporate opportunity (other than Restricted Potential Business Opportunities as set forth in our Overlap Policy) to MSG Networks or AMC and their respective subsidiaries instead of the Registrant, or does not refer or communicate information regarding such corporate opportunities to the Registrant. Under the Overlap Policy, a Potential Business Opportunity (as defined in the Overlap Policy) is a Restricted Potential Opportunity if: (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person solely in his or her capacity as a director or officer of the Registrant; (B) the Overlap Person believed that the Registrant possessed, or would reasonably be expected to be able to possess, the resources necessary to exploit such Potential Business Opportunity; and (C) such opportunity relates exclusively to the business of owning and operating a cable television, high speed data or voice telephone system; provided, that the Registrant is directly engaged in such business at the time the Potential Business Opportunity is presented or offered to the Overlap Person. In connection with the Distribution, the Registrant’s Board of Directors has amended the Overlap Policy to extend these provisions to officers and directors of the Registrant who are serving as directors, officers, employees or agents of MSG or its subsidiaries.

The description above is qualified in its entirety by reference to the amended Overlap Policy, which is attached as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

Related Party Transaction Approval Policy

In connection with the Distribution, the Registrant amended its Related Party Transaction Approval Policy to include MSG as an “Other Entity” under that policy. As a result, transactions with MSG will be subject to approval by an independent committee of the Registrant’s Board of Directors if in excess of the Regulation S-K Item 404 reporting threshold (currently $120,000).

The description above is qualified in its entirety by reference to the amended Related Party Transaction Policy, which is attached as Exhibit 99.2 hereto and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Policy Concerning Certain Matters Relating to The Madison Square Garden Company, MSG Networks Inc. and AMC Networks, Inc. Including Responsibilities of Overlapping Directors and Officers.

99.2	Related Party Transaction Approval Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cablevision Systems Corporation (Registrant)

By:	/s/ Brian Sweeney
Name:	Brian Sweeney
Title:	President & Chief Financial Officer

Dated: October 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC (Registrant)

By:	/s/ Brian Sweeney
Name:	Brian Sweeney
Title:	President & Chief Financial Officer

Dated: October 2, 2015

3